Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven Boal, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Quotient Technology Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report.

Date: April 29, 2022	By:	/s/ Steven Boal
Steven Boal Chief Executive Officer and Director
(Principal Executive Officer)